UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

CG Funds Trust
 (Exact name of registrant as specified in charter)

805 Third Avenue, Suite 1120
New York, NY 10022
  (Address of principal executive offices) (Zip code)

Robert P. Morse, President & Chief Executive Officer
CG Funds Trust
805 Third Avenue, Suite 1120
New York, NY 10022
  (Name and address of agent for service)

(646) 568-4803
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Report to Stockholders.

CG Funds Trust

CG Core
Total Return Fund

Institutional Class: CGBNX

ANNUAL REPORT
OCTOBER 31, 2017

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER

Dear Shareholders,

For the fiscal year ended October 31, 2017, your Fund produced a total return of 34.68%. These results compare very favorably with the Fund’s benchmarks which returned 23.67% for the Russell 1000 index and 0.64% for the Barclays Intermediate Government Credit Index over the same period. The outperformance of your Fund can be attributed to successful stock selection and weightings.

The United States financial markets are in a secular bull market. Corporate data continues to improve and there are few signs of speculative excess. The psychology and earnings expectations since the election of the pro-business, President Trump, has been extraordinary accompanied by a sufficient group of skeptics to temper speculation. Global business demand is rising, and strong fundamentals are driving markets. Gridlock in Washington may slow progress, but it will not obstruct the current business cycle.

Recently published by Ned Davis Research in regard to demographics, specifically the Mature-to-Young, or M-Y, ratio has bullish implications.  The reliability of this indicator is exceptional at forecasting long term market growth.  Originally developed by economists Geanakoplos, Magill and Quinzii, the M-Y ratio has done an uncanny job of identifying secular bull markets in the U.S. since the 1950s.  The premise is a large proportion of people ages 35-49 now have more money, earning power and productivity, and are beginning to realize savings (to put into equities) planning for the future.  The M-Y ratio started to rise in 2016, the first since before 2000.  The ratio could retain the same favorable expanding characteristic through 2030, as measured by the millennials being added to the 35-49 year old bracket. A 20-year tailwind for equity investing could be the result.

During the twelve months ended October 31, 2017, our best performing investments were: Micron Technology, Inc. +158.2%; Lam Research Corp. +115.3%; Boeing Co. +81.1%; PayPal Holdings, Inc. +74.2; and CSX Corporation +65.3%.

Micron Technology, Inc was the top contributor in the period, returning +158.2%. Shares in this leading memory chip manufacturer rose on strong earnings growth and margin expansion due to favorable DRAM and NAND chip pricing and supply and demand trends, which we expect to continue into 2018. The memory is becoming the computer – a new trend.

During the twelve months ended October 31, 2017, our underperforming holdings were: Alaska Air Group, Inc. -8.6%; Las Vegas Sands Corp. +9.5%; EOG resources, Inc. +10.5%; Regeneron Pharmaceuticals, Inc. +16.7%; NXPI Semiconductors NV +17.1%.

Despite not being in the above list, the top detractor to performance but held for less than a year was HealthEquity, Inc. The company provides a platform for consumers to manage their healthcare savings accounts (HSA). During the period, both sales and earnings grew significantly, however, shares underperformed due to the lack in progress of congressional health reforms. Our initial thesis remains intact and we believe the company’s robust growth will continue.

The Fund continues to invest in a portfolio of businesses that are characterized by above average growth potential and better financial strength relative to their industry and competition. We believe the Fund is positioned properly for its investment objectives and should continue to perform well as conditions remain favorable.

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER (continued)

A longtime associate of ours and Trustee of the CG Funds Trust, Dr. James Farrell, has taken an emeritus position with the Fund and is of counsel to the Advisor. Jim has been the founding head of the “Q” group which is the cutting edge of thinking in modern portfolio theory and earned him the nom de plum of “Mr. Alpha”. A big thanks to Dr. Farrell, and we look forward to working with you in your new role.

Kudos are also due to Michael Linburn, our compliance officer for many years who entered retirement this past year. He is succeeded by Andrew McLaughlin, one of our partners and an Executive Vice President. We have also added Rob Morse as an officer of the Fund, Rob is a Managing Director and Portfolio Manager at Morse Asset Management, Inc. We think the Fund’s breadth of talent and age dynamic are very compatible for long term results and sound investing.

All in all, the Fund had a very good year and is growing in recognition of its accomplishments and in its shareholder base.

Sincerely,

Robert P. Morse
President

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

The Russell 1000 index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents over 90% of the US market.

The Barclays Capital Intermediate Government Credit index measures the performance of the intermediate (1-10 year) government and corporate fixed rate debt issues rated investment grade or higher.

Earning growth is defined as the year over year growth in earnings per share.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The CG Core Total Return Fund is distributed by Quasar Distributors, LLC.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
October 31, 2017

	Shares	Value
COMMON STOCKS – 92.6%

Automobiles &
Components – 2.2%
Thor Industries, Inc.	1,000	$136,220

Capital Goods – 12.2%
3M Co.	300	69,057
Boeing Co.	500	128,990
Builders FirstSource, Inc. (a)	3,000	54,060
Caterpillar, Inc.	800	108,640
Cummins, Inc.	500	88,440
Deere & Co.	500	66,440
Ingersoll-Rand PLC	800	70,880
Lockheed Martin Corp.	300	92,448
Raytheon Co.	400	72,080
		751,035
Consumer Durables
& Apparel – 5.1%
D.R. Horton, Inc.	1,000	44,210
Installed Building
Products, Inc. (a)	500	34,850
Polaris Industries, Inc.	1,000	118,430
PulteGroup, Inc.	4,000	120,920
		318,410
Consumer Services – 4.0%
Las Vegas Sands Corp.	1,500	95,070
Norwegian Cruise Line
Holdings Ltd. (a)	1,600	89,200
Yum China Holdings, Inc. (a)	1,500	60,525
		244,795
Diversified Financials – 3.4%
American Express Co.	1,000	95,520
Intercontinental Exchange, Inc.	1,700	112,370
		207,890
Energy – 2.8%
EOG Resources, Inc.	800	79,896
Marathon Petroleum Corp.	1,500	89,610
		169,506
Health Care Equipment
& Services – 2.9%
HealthEquity, Inc. (a)	1,500	75,330
UnitedHealth Group, Inc.	500	105,110
		180,440
Household & Personal
Products – 1.8%
Estee Lauder Co., Inc.	1,000	111,810

Materials – 3.7%
DowDuPont, Inc.	2,000	144,620
KMG Chemicals, Inc.	1,500	82,695
		227,315
Pharmaceuticals, Biotechnology
& Life Sciences – 10.0%
AbbVie, Inc.	1,500	135,375
Clovis Oncology, Inc. (a)	1,200	90,444
Gilead Sciences, Inc.	1,200	89,952
Ligand Pharmaceuticals, Inc. (a)	700	101,745
Regeneron
Pharmaceuticals, Inc. (a)	200	80,524
Spring Bank
Pharmaceuticals, Inc. (a)	4,000	61,160
Vertex Pharmaceuticals, Inc. (a)	400	58,492
		617,692
Retailing – 5.8%
Amazon.com, Inc. (a)	130	143,686
Home Depot, Inc.	700	116,046
Priceline Group, Inc. (a)	50	95,598
		355,330
Semiconductors &
Semiconductor Equipment – 17.4%
Analog Devices, Inc.	1,000	91,300
Applied Materials, Inc.	1,300	73,359
Cavium, Inc. (a)	1,000	68,990
Cypress Semiconductor Corp.	5,000	79,300
Intel Corp.	3,000	136,470
Lam Research Corp.	650	135,571
Micron Technology, Inc. (a)	6,000	265,860
NVIDIA Corp.	500	103,405
NXP Semiconductors NV (a)	1,000	117,050
		1,071,305
Software & Services – 16.7%
Adobe Systems, Inc. (a)	1,000	175,160
Alibaba Group
Holding, Ltd. – ADR (a)	600	110,934
Alphabet, Inc. – Class A (a)	130	134,295

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 2017

	Shares	Value
COMMON STOCKS – 92.6% (continued)

Software &
Services – 16.7% (continued)
Facebook, Inc. – Class A (a)	700	$126,042
Microsoft Corp.	1,500	124,770
New Relic, Inc. (a)	1,500	76,995
PayPal Holdings, Inc. (a)	2,000	145,120
Tencent Holdings Ltd. – ADR	3,000	135,150
		1,028,466
Technology Hardware
& Equipment – 1.4%
Apple, Inc.	500	84,520

Transportation – 3.2%
Alaska Air Group, Inc.	500	33,015
CSX Corp.	1,000	50,430
FedEx Corp.	500	112,905
		196,350
TOTAL COMMON STOCKS
(Cost $4,423,236)		$5,701,084

FIXED INCOME – 6.0%

PREFERRED STOCKS – 2.3%

Banks – 1.2%
HSBC Holdings PLC,
Series A, 6.200% – ADR	2,000	52,240
JPMorgan Chase & Co.,
Series T, 6.700%	800	21,400
		73,640
Insurance – 1.1%
Aegon NV, 6.375%	2,500	64,750
TOTAL PREFERRED STOCKS
(Cost $134,153)		$138,390

	Principal
	Amount
CORPORATE BONDS – 3.7%

Capital Goods – 2.0%
Boeing Co.
2.125%, 03/01/2022	$125,000	$124,945

Insurance – 1.7%
MetLife, Inc., Series C
5.250%, 12/29/2049	100,000	104,750
TOTAL CORPORATE BONDS
(Cost $224,379)		$229,695
TOTAL FIXED INCOME
(Cost $358,532)		$368,085

	Shares
SHORT-TERM INVESTMENT – 2.9%
Fidelity Institutional Government
Portfolio, Class I, 0.920% (b)
TOTAL SHORT-TERM
INVESTMENT
(Cost $179,797)	179,797	$179,797

TOTAL INVESTMENTS
(Cost $4,961,565) – 101.5%		$6,248,966
Liabilities in Excess
of Other Assets – (1.5)%		(89,299)
TOTAL NET
ASSETS – 100.0%		$6,159,667

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day effective yield as of October 31, 2017.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments, at value (cost $4,961,565)	$6,248,966
Receivable for fund shares sold	13,400
Receivable for investments sold	39,874
Dividends and interest receivable	5,849
Expense waiver/reimbursement
due from Adviser (Note 4)	22,614
Prepaid expenses	7,155
Total Assets	6,337,858

LIABILITIES:
Payable for investments purchased	133,138
Payable for fund shares redeemed	99
Accrued Adviser fees	3,803
Accrued trustee fees	1,999
Accrued other fees	39,152
Total Liabilities	178,191
NET ASSETS	$6,159,667

NET ASSETS CONSIST OF:
Capital stock	$4,867,202
Net unrealized appreciation on investments	1,287,401
Accumulated undistributed net
investment income	14,861
Accumulated net realized loss
on investments	(9,797)
TOTAL NET ASSETS	$6,159,667

Institutional Class Shares:
Net Assets	$6,159,667
Shares issued and outstanding(1)	457,198
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$13.47

(1)	Unlimited shares authorized, with no par value.

CG CORE TOTAL RETURN FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2017

INVESTMENT INCOME:
Dividend income	$62,499
Less: Foreign taxes withheld	(170)
Interest income	7,382
Total investment income	69,711

EXPENSES:
Administration and fund
accounting fees (Note 4)	75,035
Investment advisory fees (Note 4)	35,625
Federal and state registration fees	27,483
Transfer agent fees and expenses (Note 4)	20,115
Audit fees	16,500
Insurance expense	12,042
Compliance fees	8,000
Custody fees (Note 4)	7,193
Legal fees	6,914
Reports to shareholders	4,557
Trustees’ fees and expenses	2,655
Other expenses	2,561
Total expenses before expense
waiver/reimbursement	218,680
Expenses waived/reimbursed
by Adviser (Note 4)	(171,180)
Net expenses	47,500
NET INVESTMENT INCOME	22,211

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	224,560
Change in unrealized
appreciation on investments	1,162,243
Net realized and unrealized
gain on investments	1,386,803
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,409,014

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$22,211	$25,173
Net realized gain (loss) on investment transactions	224,560	(77,557)
Change in unrealized appreciation on investments	1,162,243	(34,332)
Net increase (decrease) in net assets resulting from operations	1,409,014	(86,716)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	1,189,311	1,554,259
Proceeds from reinvestment of distributions	27,227	7,932
Payments for shares redeemed	(144,732)	(393,980)
Net increase in net assets from capital share transactions	1,071,806	1,168,211

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(27,227)	(7,932)
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	(27,227)	(7,932)
TOTAL INCREASE IN NET ASSETS	2,453,593	1,073,563

NET ASSETS:
Beginning of year	3,706,074	2,632,511
End of year	$6,159,667	$3,706,074

UNDISTRIBUTED NET INVESTMENT INCOME	$14,861	$19,050

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	Organization
CG Funds Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013, as amended January 13, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CG Core Total Return Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.  On May 24, 2017, the Fund’s name changed from “CG Core Balanced Fund” to “CG Core Total Return Fund.”  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on December 31, 2013.  The Fund currently offers an Institutional Class of shares. The Investor Class shares are not currently available for purchase. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to the unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended October 31, 2017, the Fund increased undistributed net investment income by $827, increased accumulated net realized loss by $825 and decreased paid in capital by $2.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock and closed-end funds primarily traded on a national securities exchange will be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and/or valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2017:

				Total
	Level 1	Level 2	Level 3	Value
Common Stocks*	$5,701,084	$—	$—	$5,701,084
Preferred Stocks*	138,390	—	—	138,390
Corporate Bonds*	—	229,695	—	229,695
Short Term
Investment	179,797	—	—	179,797
	$229,695	$—	$6,248,966	$6,019,271

*	Please refer to the Schedule of Investments for further industry breakout.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

Transfers between levels are recognized at the end of the reporting period.  During the year ended October 31, 2017, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the year.

4.	Investment Advisory Fee And Other Transactions With Affiliates
The Trust has an agreement with Wall Street Management Corporation (“WSMC”, the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.  On January 3, 2017, Morse Asset Management, Inc. (“MAM”) and WSMC entered into a Management Services Agreement pursuant to which MAM will provide administrative services to the Fund, and replaced CG Asset Management LLC (“CGAM”) as a party to the Management Services Agreement.  WSMC pays MAM a monthly management services fee from its advisory fee.  Prior to January 3, 2017, CGAM provided administrative services to the Fund.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least February 28, 2027, unless terminated by the Board of Trustees prior to any such renewal.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/20	$171,180
10/31/19	178,760
10/31/18	193,511

Prior to April 27, 2015, CGAM served as investment adviser to the Fund. The terms of the investment advisory agreement, including an operating expense limitation agreement, with CGAM were substantially similar to the provisions of the current Investment Advisory Agreement and Operating Expense Limitation Agreement. In particular, under the operating expense limitation agreement with CGAM, CGAM retained the right to receive reimbursement for fee reductions and/or expense payments made while CGAM served as investment adviser for a period of three years from the time that such fee reductions and/or expense payments were made.  CGAM waived all of its advisory fees for the Fund during the entire period that CGAM served as investment adviser.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board of Trustees; monitors the activities of the Fund’s custodian, coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, and custody for the year ended October 31, 2017 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.	Distribution Costs
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

6.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2017	2016
Institutional Class:
Shares sold	98,621	155,447
Shares issued to holders in
reinvestment of dividends	2,581	763
Shares redeemed	(12,013)	(38,836)
Net increase in
shares outstanding	89,189	117,374

7.	Investment Transactions
The aggregate purchases and sales of securities for the year ended October 31, 2017, excluding short-term investments, were $7,688,476 and $6,548,542, respectively.  There were no purchases or sales of long-term U.S. government securities.

8.	Income Tax Information
As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$4,965,208
Gross unrealized appreciation	$1,306,741
Gross unrealized depreciation	(22,983)
Net unrealized appreciation	$1,283,758
Undistributed ordinary income	$14,861
Undistributed long-term capital gain	$—
Total distributable earnings	$14,861
Other Accumulated Losses	$(6,154)
Total accumulated earnings	$1,292,465

The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

As of October 31, 2017, the Fund had $6,154 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2017, the Fund did not defer any late year losses.

The tax character of distributions paid during the year ended October 31, 2017, were as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$27,227	$ —	$27,227

The tax character of distributions paid during the year ended October 31, 2016, were as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$7,932	$ —	$7,932

9.	Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2017, Charles Schwab & Company and BNY Mellon, for the benefit of their customers, owned 59.09% and 39.92%, respectively.

10.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

CG CORE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

				For the Period
	Year Ended	Year Ended	Year Ended	Inception(1) to
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Institutional Class

Per Share Data:
Net asset value, beginning of period	$10.07	$10.50	$10.54	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.07	0.07	0.01
Net realized and unrealized
gains (losses) on investments(3)	3.42	(0.47)	(0.04)	0.53
Total from investment operations	3.47	(0.40)	0.03	0.54

Less distributions from:
Net investment income	(0.07)	(0.03)	(0.07)	—
Net realized gains on investments	—	—	—	—
Total distributions	(0.07)	(0.03)	(0.07)	—
Net asset value, end of period	$13.47	$10.07	$10.50	$10.54

Total return	34.68%	(3.84)%	0.29%	5.40	%(4)

Supplemental data and ratios:
Net assets, end of period (000’s)	$6,160	$3,706	$2,633	$1,314
Ratio of operating expenses to average
net assets, before waiver/reimbursements	4.60%	6.51%	11.78%	39.24	%(5)
Ratio of operating expense to average
net assets, net of waiver/reimbursements	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of net investment income (loss) to average
net assets, before waiver/reimbursements	(3.13)%	(4.73)%	(10.15)%	(37.80	)%(5)
Ratio of net investment income (loss) to average
net assets, net of waiver/reimbursements	0.47%	0.78%	0.64%	0.44	%(5)
Portfolio turnover rate	142.71%	155.41%	130.41%	83.53	%(4)
__________

(1)	Inception date of the Fund was December 31, 2013.
(2)	Per share amounts are calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CG Core Total Return Fund and
Board of Trustees of CG Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CG Funds Trust comprising CG Core Total Return Fund (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CG Core Total Return Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2017

CG CORE TOTAL RETURN FUND
VALUE OF $100,000 INVESTMENT (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2017
			Since
	One Year	Three Year	Inception(4)
Institutional Class	34.68%	9.11%	8.54%
Russell 1000 Index(1)	23.67%	10.58%	11.07%
Bloomberg Barclays Capital Intermediate
Government Credit Index(2)	0.64%	1.89%	2.25%
60% Russell 1000/40% Bloomberg Barclays Capital
Intermediate Government Credit Index(3)	13.97%	7.17%	7.59%

(1)	The Russell 1000 Index is an unmanaged capitalization weighted index generally representative of the U.S. market for large- capitalization stocks. It is a subset of the Russell 3000® Index.
(2)	The Bloomberg Barclays Capital Intermediate Government Credit Index measures the performance of short to intermediate
(1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.
(3)
The 60% Russell 1000 Index/40% Bloomberg Barclays Capital Intermediate Government Credit Index is a blended benchmark consisting of 60% of the Russell 1000 Index and 40% of the Barclay’s Intermediate Government Credit Index.

(4)	Inception date of Institutional Class was December 31, 2013.

CG CORE TOTAL RETURN FUND
EXPENSE EXAMPLE
For the Period Ended October 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(5/1/17 to
	(5/1/17)	(10/31/17)	10/31/17)
Institutional Class
Actual(2)	$1,000.00	$1,140.60	$5.40
Institutional Class
Hypothetical
(5% return
before expenses)	$1,000.00	$1,020.16	$5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2017 of 14.06%.

CG CORE TOTAL RETURN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
October 31, 2017 (Unaudited)

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION
October 31, 2017 (Unaudited)

TRUSTEES AND OFFICERS

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

INDEPENDENT TRUSTEES

James L. Farrell, Ph.D.**	Trustee	Since 2013	Chairman of the Board, The	1	None
805 Third Avenue,			“Q” Group, 1976 – present;
Suite 1120			Director of Research, Ned
New York, NY 10022			Davis Research, 2007 – 2011;
Year of Birth: 1937			Portfolio Manager, Morse
Williams & Co., Inc.,
2005 – 2007; Chairman, Farrell-
Sumitomo Life, 1990 –2002;
Chairman and Founder, Modern
Portfolio Theory Associates, 1981 –
1990; Director of Quantitative
Research, Citibank, 1979 – 1981;
Investment Officer, TIAA-CREF,
1966 – 1979.

Harlan K. Ullman, Ph.D.	Trustee	Since 2013	Chairman, Killowen Group	1	Independent Director,
805 Third Avenue,			(consulting firm), since 1987;		The Wall Street Fund,
Suite 1120			Senior Advisor, The Atlantic		Inc.; Independent
New York, NY 10022			Council, since 2007.		Trustee, Wall Street
Year of Birth: 1941			Distinguished Senior Fellow		EWM Funds Trust;
			and Visiting Professor, US Naval		Chairman, CNI Guard,
			War College, Newport, RI		CNI Guard, Inc., and
the Killowen Group;
Advisory Board of
Business Executives for
National Security.
Member and Director,
IE- SPS Ltd.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2017 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

Amb. Kurt D. Volker	Trustee	Since 2013	Special Representative for	1	Independent Director,
805 Third Avenue,			Ukraine Negotiations, U.S.		The Wall Street Fund,
Suite 1120			Department of State, since		Inc.; Independent
New York, NY 10022			July 2017; Executive		Trustee, Wall Street
Year of Birth: 1964			Director, McCain Institute		EWM Funds Trust;
			for International Leadership,		Trustee, Institute for
			Arizona State University,		American Universities,
			since February 2012; Senior		Aix-en-Provence,
			Fellow and Managing Director,		France.
Center for Transatlantic Relations,
JHU-SAIS, a think tank, since
September 2009; Senior Advisor,
Atlantic Council, since October
2009; Managing Director,
International – BGR Group,
2011 – 2012; Senior Adviser,
McLarty Associates, a global
consulting firm, 2010 – 2011;
U.S. Ambassador to NATO,
2008 – 2009; Diplomat, U.S.
Department of State, 1988 – 2009.

INTERESTED TRUSTEE

Robert P. Morse***	Chairman,	Since 2013	Chief Executive Officer and	1	Chairman, Director,
805 Third Avenue,	President		Chairman, Morse Asset		Senior Portfolio
Suite 1120	and Trustee		Management, Inc., since 2016;		Manager, The Wall
New York, NY 10022			Senior Portfolio Manager,		Street Fund, Inc.;
Year of Birth: 1945			Wall Street Management		Trustee, Wall Street
			Corporation, since 2013;		EWM Funds Trust;
			Chief Executive Officer,		English Speaking
			Chairman and Director,		Union of the U.S.;
			CG Asset Management, LLC,		Society of Mayflower
			2013 – 2016; Partner and		Descendants;
			Senior Portfolio Manager,		Whitehead Institute
			Evercore Wealth Management, LLC,		of Biomedical
			2010 – 2013; Chief Executive		Research; Youngs
			Officer and Chief Investment		MemorialCemetery/
			Officer, Morse, Williams & Co.,		Theodore Roosevelt
			Inc., 1981 – 2010; President and		Memorial; Sterling
			sole Director, Wall Street		Gorge, Vermont
			Management Corporation,		Preservation Trust;
			1984 – 2010.		Morse Williams
Holding Co., Inc.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2017 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

OFFICERS

I. Andrew McLaughlin	Executive	Since 2014	Executive Vice President,	N/A	N/A
805 Third Avenue,	Vice		Secretary and Chief
Suite 1120	President,		Compliance Officer, Morse
New York, NY 10022	Secretary and		Asset Management, Inc.,
Year of Birth: 1981	Chief		Since 2016; Vice President,
	Compliance		Wall Street Management
	Officer		Corporation, since 2014;
Vice President and Assistant
Secretary, CG Asset
Management, LLC, 2013 –
2016; Vice President, Evercore
Wealth Management, LLC,
2010 – 2013; Associate,
Morse, Williams & Co., Inc.,
2004 – 2010.

Jian H. Wang	Executive	Since 2013	Executive Vice President,	N/A	N/A
805 Third Avenue,	Vice		Wall Street Management
Suite 1120	President		Corporation, since 2013;
New York, NY 10022	and		Managing Director and
Year of Birth: 1962	Treasurer		Treasurer, CG Asset
Management, LLC, 2013 –
2016; Vice President, Evercore
Wealth Management, LLC,
2010 – 2013; Managing
Director and Principal, Morse,
Williams & Co., Inc., an Fund,
investment adviser affiliate
of the 2005 – 2010; Senior
Trader, Morse, Williams
& Co., Inc., 1998 – 2010.

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

Robert B. Morse	Executive	Since 2017	Principal and Managing	N/A	N/A
805 Third Avenue,	Vice		Director, Morse Asset
Suite 1120	President		Management, Inc., since
New York, NY 10022			2016; Principal and
Year of Birth: 1980			Managing Director, CG Asset
Management, LLC, 2013 –
2016; Financial Advisor,
Merrill Lynch, Pierce, Fenner
& Smith, Inc., 2011 – 2015;
Associate Director, UBS
Securities, LLC, 2007 – 2011;
Registered Client Associate,
Wall Street Management
Corporation, 2004 – 2007.

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	James L. Farrell, Ph.D. resigned from CG Funds Trust effective November 28, 2017.
***	Denotes a Trustee who is an ‘interested person” in the Fund because of his association with the Adviser and Sub-Adviser.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2017 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.cgfundstrust.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.cgfundstrust.com on a monthly basis.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% for the Fund.

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•	Account applications and other required forms
•	Written, oral, electronic or telephonic communications, and
•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER:
Wall Street Management Corporation
805 Third Avenue, Suite 1120
New York, New York 10022

TRUSTEES:
Robert P. Morse, Chairman
James L. Farrell, Ph.D.
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

PRINCIPAL OFFICERS:
Robert P. Morse, President & Chief Executive Officer
I. Andrew McLaughlin, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer
Robert B. Morse, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CG CORE TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harlan K. Ullman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2017 and October 31, 2016, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        CG Funds Trust

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date    January 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date    January 31, 2018

By (Signature and Title)*    /s/Jian H. Wang
Jian H. Wang, Treasurer

Date    January 31, 2018

* Print the name and title of each signing officer under his or her signature.